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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                       ________________________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 9, 1995
                                                (November 8, 1995)


                             NEW PLAN REALTY TRUST
_______________________________________________________________________________
              (Exact Name of Registrant as Specified in Charter)


     Massachusetts                     0-7532                 13-1995781
_______________________________________________________________________________
(State or Other Jurisdiction         (Commission             (IRS Employer
    of Incorporation)                File Number)          Identification No.)


      1120 Avenue of the Americas, New York, New York                  10036
_______________________________________________________________________________
        (Address of Principal Executive Offices)                     (Zip Code)


        Registrant's telephone number, including area code (212) 869-3000
                                                                 ______________

_______________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)


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
Item 5.   Other Events.

     New Plan Realty Trust, a Massachusetts business trust (the "Company"), is offering to the public (the "Offering") 4,000,000 Shares of Beneficial Interest, no par value (the "Common Shares"), of the Company, as described in the Company's Prospectus Supplement dated November 8, 1995 to the Company's Prospectus dated November 8, 1995. The Company has also granted to the underwriters an option to purchase up to an additional 600,000 Common Shares. The Common Shares were registered pursuant to the Company's Registration Statement on Form S-3 (No. 33-61383), which was declared effective by the Securities and Exchange Commission on September 13, 1995. The Common Shares are being offered to the public at a price of $21.25 per share for an aggregate of $85,000,000. The Offering is being co-managed by Merrill Lynch & Co., Lehman Brothers, Morgan Stanley & Co., Incorporated, Prudential Securities Incorporated and Smith Barney Inc. (collectively, the "Representatives"), pursuant to that certain Terms Agreement between the Company and the Representatives dated November 8, 1995.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

     (a)       Financial Statements of Businesses Acquired.

               None


     (b)       Pro Forma Financial Information.

               None

     (c)       Exhibits.

               1.1 Underwriting Agreement between the Company and Merrill Lynch & Co. dated November 8, 1995.

               1.2 Terms Agreement between the Company and the Representatives dated November 8, 1995.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 9, 1995


                                        NEW PLAN REALTY TRUST


                                        By:/s/ Michael I. Brown
                                           __________________________________
                                           Michael I. Brown
                                           Chief Financial Officer and
                                             Controller

                                                                    Exhibit 1.1


                             NEW PLAN REALTY TRUST
                       (a Massachusetts business trust)

                   Common Shares, Preferred Shares, Warrants
                to Purchase Common Shares and Preferred Shares,
            Rights to Purchase Common Shares, and Depositary Shares

                            UNDERWRITING AGREEMENT


                                                               November 8, 1995


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
World Financial Center
North Tower
New York, New York 10281-1326


Dear Sirs:


     New Plan Realty Trust, a Massachusetts business trust (the "Trust") proposes to issue and sell shares of beneficial interest without par value (the "Common Shares"), preferred shares of beneficial interest, par value $1.00 per share (the "Preferred Shares"), warrants to purchase a number of Common Shares or Preferred Shares (the "Warrants"), and/or rights to purchase Common Shares (the "Rights"), from time to time, in one or more offerings on terms to be determined at the time of sale. The Preferred Shares may be offered in the form of depositary shares (the "Depositary Shares") represented by depositary receipts (the "Depositary Receipts"). The Warrants will be issued pursuant to a Warrant Agreement (the "Warrant Agreement") between the Trust and a warrant agent (the "Warrant Agent"). Each series of Preferred Shares may vary as to the specific number of shares, title, stated value, liquidation preference, issuance price, ranking, dividend rate or rates (or method of calculation), dividend payment dates, any redemption or sinking fund requirements, any conversion or exchange provisions and any other variable terms as set forth in the applicable resolutions of the Trust's Board of Trustees (each, the "Resolutions") relating to such Preferred Shares. As used herein, "Securities" shall mean the Common Shares, the Preferred Shares, the Warrants, the Rights, the Depositary Shares and the Depositary Receipts; and "Warrant Securities" shall mean the Common Shares or Preferred Shares issuable upon exercise of Warrants. As used herein, "you" and "your", unless the context otherwise requires, shall mean the parties to whom this Agreement is addressed together with the other parties, if any, identified in the applicable Terms Agreement (as hereinafter defined) as additional co-managers with respect to Underwritten Securities (as hereinafter defined) purchased pursuant thereto.

     Whenever the Trust determines to make an offering of Securities through you or through an underwriting syndicate managed by you, the Trust will enter into an agreement (the "Terms Agreement") providing for the sale of such Securities (the "Underwritten Securities") to, and the purchase and offering thereof by, you and such other underwriters, if any, selected by you as have authorized you to enter into such Terms Agreement on their behalf (the "Underwriters", which term shall include you whether acting alone in the sale of the Underwritten Securities or as a member of an underwriting syndicate and any Underwriter substituted pursuant to Section 10 hereof). The Terms Agreement relating to the offering of Underwritten Securities shall specify the number of Underwritten Securities of each class or series to be initially issued, and the number of Warrant Securities, if any (the "Initial Underwritten Securities"), whether the Initial Underwritten Securities shall be in the form of Depositary Shares and the fractional amount of Preferred Shares represented by each Depositary Share, the names of the Underwriters participating in such offering (subject to substitution as provided in Section 10 hereof), the number of Initial Underwritten Securities which each such Underwriter severally agrees to purchase, the names of the Underwriters acting as lead manager and co-managers, if any, in connection with such offering, the price at which the Initial Underwritten Securities are to be purchased by the Underwriters from the Trust, the initial public offering price, if any, the time, date and place of delivery and payment, any delayed delivery arrangements and any other variable terms of the Initial Underwritten Securities (including, but not limited to, current ratings (in the case of Preferred Shares and Depositary Shares only), designations, liquidation preferences, conversion or exchange provisions, redemption provisions and sinking fund requirements (in the case of Preferred Shares only) and the terms of the Warrant Securities and the terms, prices and dates upon which such Warrant Securities may be purchased). In addition, each Terms Agreement shall specify whether the Trust has agreed to grant to the Underwriters an option to purchase additional Underwritten Securities to cover over-allotments, if any, and the number of Underwritten Securities, and the number of Warrant Securities, if any, subject to such option (the "Option Securities"). As used herein, the term "Underwritten Securities" shall include the Initial Underwritten Securities and all or any portion of the Option Securities agreed to be purchased by the Underwriters as provided herein, if any. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between you and the Trust. Each offering of Underwritten Securities through you or through an underwriting syndicate managed by you will be governed by this Agreement, as supplemented by the applicable Terms Agreement.

     The Trust has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-61383) for the registration of the Securities (including the Underwritten Securities) and Warrant Securities and certain of the Trust's debt securities and warrants to purchase debt securities, under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Trust has filed such amendments thereto as may have been required prior to the execution of the applicable Terms Agreement. Such registration statement (as amended, if applicable) has been declared effective by the Commission. Such registration statement (as amended, if applicable), on the one hand, and the prospectus constituting a part thereof, and each prospectus supplement relating to the offering of Underwritten Securities provided to the Underwriters for use (whether or not such prospectus supplement is required to be filed by the Trust pursuant to Rule 424(b) of the 1933 Act Regulations) (the "Prospectus Supplement"), on the other hand, including in each case all documents incorporated therein by reference and the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) or Rule 434 of the 1933 Act Regulations, as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or otherwise, are referred to herein as the "Re-gistration Statement" and the "Prospectus", respectively; provided, however, that a Prospectus Supplement shall be deemed to have supplemented the Prospectus only with respect to the offering of Underwritten Securities to which it relates. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include, without limitation, any document filed under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. If the Trust elects to rely on Rule 434 under the 1933 Act Regulations, all references to the Prospectus shall be deemed to include, without limitation, the form of prospectus and the abbreviated term sheet, taken together, provided to the Underwriters by the Trust in reliance on Rule 434 under the 1933 Act (the "Rule 434 Prospectus"). If the Trust files a registration statement to register a portion of the Securities and Warrant Securities and relies on Rule 462(b) for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to "Registration Statement" herein shall be deemed to be to both the registration statement referred to above (No. 33-61383) and the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the 1933 Act.

     Section 1.  Representations and Warranties.

     (a) The Trust represents and warrants to you, as of the date hereof, and to you and each other Underwriter named in the applicable Terms Agreement, as of the date thereof (such latter date being referred to herein as a "Repre-sentation Date"), as follows:

          (i) The Registration Statement and the Prospectus, at the time the Registration Statement became effective, and at each time thereafter on which the Trust filed an Annual Report on Form 10-K with the Commission, complied, and as of the applicable Representation Date will comply, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; the Registration Statement, at the time the Registration Statement (or any amendment) became effective and at each time thereafter on which the Trust filed an Annual Report on Form 10-K with the Commission, did not, and as of the applicable Representation Date, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, as of the date hereof, does not, and as of the applicable Representation Date and at Closing Time (as hereinafter defined), will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Trust in writing by or on behalf of any Underwriter through you expressly for use in the Registration Statement or the Prospectus.

         (ii) The documents, as amended, if applicable, incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective and as of the applicable Representation Date or Closing Time or during the period specified in Section 3(f), did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (iii) The accountants who certified the financial statements and supporting schedules included in, or incorporated by reference into, the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

         (iv) The historical financial statements, and the related notes therein, of the Trust, included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the financial position of the Trust and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified. If applicable, the historical financial information, including the notes thereto, for properties or other assets, included or incorporated by reference into the Registration Statement and the Prospectus present fairly in all material respects the stated financial information for such specific property or asset. Except as otherwise stated in the Registration Statement and the Prospectus, said historical financial statements of the Trust and, if applicable, of the specific properties or other assets, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the information required to be stated therein; and the selected financial data (both historical and pro forma) included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with the related financial statements.

          (v) The unaudited pro forma condensed consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the pro forma financial position of the Trust as of the dates indicated and the results of its operations for the periods specified. The assumptions on which such pro forma financial statements have been prepared are reasonable and are set forth in the notes thereto, and such pro forma financial statements have been prepared, and the pro forma adjustments set forth therein have been applied, in accordance with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations.
     Such pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements.

          (vi) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) no material casualty loss or material condemnation or other material adverse event with respect to any of the properties of the Trust has occurred, which are material with respect to the Trust and its subsidiaries considered as one enterprise, (C) there have been no transactions entered into or acquisitions by the Trust or any of its subsidiaries other than those arising in the ordinary course of business, which are material with respect to the Trust and its subsidiaries considered as one enterprise, and (D) except for regular quarterly dividends on the Trust's Common Shares, or dividends declared, paid or made in accordance with the terms of any series of the Trust's Preferred Shares, there has been no dividend or distribution of any kind declared, paid or made by the Trust on any class of its Common Shares or Preferred Shares.

         (vii) The Trust has been duly established and is validly existing as a voluntary association (commonly referred to as a business trust) in good standing under the laws of the Commonwealth of Massachusetts; the declaration of trust, as amended (the "Declaration of Trust") pursuant to which the Trust was established, confers upon the trustees therein named, and their successors in trust, power and authority to hold mortgages, to own and lease real property and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the applicable Terms Agreement; and the Trust is duly qualified and in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise; and the Resolutions relating to the Preferred Shares or Depositary Shares, if applicable, will be in full force and effect as of the applicable Representation Date.

        (viii) Each subsidiary of the Trust has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock of each subsidiary of the Trust has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Trust free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for security interests granted in respect of indebtedness of the Trust or any of its subsidiaries and referred to in the Prospectus.

       (ix) The authorized, issued and outstanding Common Shares and Preferred Shares, if any, of the Trust are as set forth in the Prospectus under "Capitalization" (except for (x) 1,000,000 authorized Preferred Shares, none of which have been issued as of the date hereof, and (y) subsequent issuances, if any, pursuant to reservations or agreements or upon the exercise of convertible securities referred to in the Registration Statement including, without limitation, exercise of share options, granting of share options or issuance of shares pursuant to the dividend reinvestment plan); and such Common Shares and Preferred Shares, if any, have been duly authorized and validly issued and are fully paid and non-assessable, except as described in the section "Summary of Declaration of Trust -- Shareholders' Liability to Third Persons and Indemnification by Trust" in an exhibit to the Trust's Form 8-A dated May 30, 1986, and are not subject to preemptive or other similar rights.

         (x) The Underwritten Securities being sold (other than Warrants) pursuant to the applicable Terms Agreement and, if applicable, the deposit of the Preferred Shares in accordance with the provisions of a Deposit Agreement (each, a "Deposit Agreement"), among the Trust, the financial institution named in the Deposit Agreement (the "Depositary") and the holders of the Depositary Receipts issued thereunder, have been duly authorized by the Trust and such Underwritten Securities have been duly authorized for issuance and sale pursuant to this Agreement (and, if applicable, the Deposit Agreement) and such Underwritten Securities, when issued and delivered by the Trust pursuant to this Agreement (and, if applicable, the Deposit Agreement) against payment of the consideration set forth in the applicable Terms Agreement or any Delayed Delivery Contract (as hereinafter defined), will be validly issued, fully paid and non-assessable, except as described in the section "Summary of Declaration of Trust -- Shareholders' Liability to Third Persons and Indemnification by Trust" in an exhibit to the Trust's Form 8-A dated May 30, 1986; the Preferred Shares, if applicable, conform to the provisions of the Resolutions; the Underwritten Securities being sold pursuant to the applicable Terms Agreement conform in all material respects to all statements relating thereto contained in the Prospectus; and the issuance of such Underwritten Securities is not subject to preemptive or other similar rights. The form of share certificate used to evidence the Underwritten Securities is in due and proper form and complies in all material respects with all applicable legal requirements.

         (xi) If applicable, the Warrants have been duly authorized and, when issued and delivered pursuant to this Agreement and countersigned by the Warrant Agent as provided in the Warrant Agreement, will have been duly executed, countersigned, issued and delivered and will constitute valid and legally binding obligations of the Trust entitled to the benefits provided by the Warrant Agreement under which they are to be issued, except as enforcement of such benefits may be limited by bankruptcy, insolvency or other similar laws relating to or affecting creditors' rights generally and by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Warrants conform in all material respects to all statements relating thereto contained in the Prospectus.

          (xii) If applicable, the Common Shares issuable upon conversion of any of the Preferred Shares or the Depositary Shares, or the Warrant Securities, will have been duly and validly authorized and reserved for issuance upon such conversion or exercise by all necessary action of the Trust and such shares, when issued upon such conversion or exercise, will be duly authorized and validly issued and will be fully paid and non-assessable, except as described in the section "Summary of Declaration of Trust -- Shareholders' Liability to Third Persons and Indemnification by Trust" in an exhibit to the Trust's Form 8-A dated May 30, 1986, and the issuance of such shares upon such conversion or exercise will not be subject to preemptive or other similar rights; and the Common Shares issuable upon conversion of any of the Preferred Shares or the Depositary Shares or the Warrant Securities, conform in all material respects to all statements relating thereto contained in the Prospectus.

          (xiii) The applicable Warrant Agreement, if any, and the applicable Deposit Agreement, if any, will have been duly authorized, executed and delivered by the Trust prior to the issuance of any applicable Underwritten Securities, and each will constitute a valid and legally binding agreement of the Trust enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting creditors' rights generally and by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Warrant Agreement, if any, and the Deposit Agreement, if any, each conforms in all material respects to all statements relating thereto contained in the Prospectus.

          (xiv) If applicable, upon execution and delivery thereof pursuant to the terms of the Deposit Agreement, the persons in whose names the Depositary Receipts are registered will be entitled to the rights specified therein and in the Deposit Agreement, except as enforcement of such rights may be limited by bankruptcy, insolvency or other similar laws relating to or affecting creditors' rights generally and by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (xv) The Trust is not in violation of its Declaration of Trust, and no subsidiary of the Trust is in violation of its charter or by-laws, and neither the Trust nor any subsidiary is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease (other than as disclosed in the Prospectus) or other instrument to which the Trust or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Trust or any of its subsidiaries is subject where the violation or default might result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise; and the execution, delivery and performance of this Agreement, the applicable Terms Agreement, the applicable Warrant Agreement, if any, or the applicable Deposit Agreement, if any, and the consummation of the transactions contemplated herein and therein and compliance by the Trust with its obligations hereunder and thereunder have been duly authorized by all necessary action on the part of the Trust, and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust or any of its subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any property or assets of the Trust or any of its subsidiaries is subject, except for any such default or violation that could not reasonably result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise, nor will such action result in any violation of the Declaration of Trust of the Trust or any law, administrative regulation or administrative or court decree, except for any such default or violation that could not reasonably result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise.

          (xvi) With respect to its taxable years ended July 31, 1995, 1994, 1993 and 1992 and for all other tax periods regarding which the Internal Revenue Service is entitled to assert any claim against the Trust, the Trust has met the requirements for qualification as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), and the Trust's present and proposed method of operation will enable it to meet the requirements for taxation as a REIT under the Code and it will be so qualified as a REIT for the taxable years (assuming no amendment to the relevant sections of the Code) in which sales of the Underwritten Securities are to occur.

          (xvii) The Trust is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

          (xviii) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Trust (for purposes of this Agreement, such knowledge shall mean the actual knowledge of a Trust executive officer or trustee), threatened against or affecting the Trust or any of its subsidiaries which is required to be disclosed in the Prospectus (other than as disclosed therein) or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise, or which might materially and adversely affect the properties or assets of the Trust and any of its subsidiaries considered as one enterprise or which might materially and adversely affect the consummation of this Agreement, the applicable Terms Agreement, the applicable Warrant Agreement, if any, or the applicable Deposit Agreement, if any, or the transactions contemplated herein and therein; all pending legal or governmental proceedings to which the Trust or any of its subsidiaries is a party or of which any property or assets of the Trust or any of its subsidiaries is subject which are not described in or incorporated by reference into the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Trust or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

          (xix) Neither the Trust nor any of its subsidiaries is required to own or possess any trademarks, service marks, trade names or copyrights in order to conduct the business now operated by them.

          (xx) No authorization, approval or consent of any governmental authority or agency is required that has not been obtained in connection with the consummation by the Trust of the transactions contemplated by this Agreement, the applicable Terms Agreement, any Warrant Agreement or any Deposit Agreement, except such as may be required under the 1933 Act or the 1933 Act Regulations, state or foreign securities laws, real estate syndication laws or under the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

          (xxi) The Trust and its subsidiaries possess adequate certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and neither the Trust nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the conduct of the business, operations, financial condition or income of the Trust and its subsidiaries considered as one enterprise.

          (xxii) The Trust has full right, power and authority to enter into this Agreement, the applicable Terms Agreement and the Delayed Delivery Contracts, if any, and this Agreement has been, and as of each Representation Date, the applicable Terms Agreement and the Delayed Delivery Contracts, if any, will have been, duly authorized, executed and delivered by the Trust.

          (xxiii) (A) The Trust and its subsidiaries have good title to all real property and interests in real property owned by them in each case free and clear of all liens, encumbrances, claims, security interests and defects other than those referred to in the Prospectus or such as do not materially and adversely affect the value of such property or interests and do not materially interfere with the use made and proposed to be made of such property or interests by the Trust or its subsidiaries, as the case may be; (B) all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets owned by the Trust or any of its subsidiaries which are required to be disclosed in the Prospectus are disclosed therein; (C) except as disclosed in the Prospectus, neither the Trust nor any of its subsidiaries has received written notice of a default under any of the leases relating to the properties and assets of the Trust or any of its subsidiaries, and the Trust knows of no event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except with respect to defaults that would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise; (D) the properties and assets of the Trust or any of its subsidiaries comply with all applicable codes and zoning laws and regulations, except for such failures to comply which would not individually or in the aggregate have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise; and (E) the Trust has no knowledge of any pending or threatened condemnation, zoning change, or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on, or access to the properties and assets of the Trust or any of its subsidiaries, except such proceedings or actions that would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise.

          (xxiv) Except as disclosed in the Prospectus, the Trust has no knowledge of (A) the unlawful presence of any substance, material or waste which is regulated by any federal, state or local governmental or quasi-governmental authority, including, without limitation, (i) any substance, material or waste defined, used or listed as a "hazardous waste", "extremely hazardous waste", "restricted hazardous waste", "hazardous substance", "hazardous material", "toxic substance" or other similar terms as defined or used in any Environmental Law (as hereinafter defined) and
     (ii) any petroleum products, asbestos, polychlorinated biphenyls, lead-based paint, flammable explosives or radioactive materials (collectively with clause (i) above, "Hazardous Materials"), on any of the properties owned by the Trust, or of (B) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring at, from or onto any of such properties, which presence or occurrence referred to in clauses (A) or (B) above would materially adversely affect the condition, financial or otherwise, or the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise. Except as disclosed in the Prospectus, in connection with the construction on or operation and use of the properties of the Trust or any of its subsidiaries, the Trust represents that it has no knowledge of any material failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the use, generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials (collectively, "Environmental Laws") that would have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise.

          (xxv) Other than the agreement for joint advertising, marketing and promotion of an outlet center and theme park, as described in the Prospectus, there are no partnership and joint venture agreements to which the Trust or any of its subsidiaries is a party and which relates to real property described in the Prospectus.

          (xxvi) Neither the Trust nor any of its subsidiaries does business with any persons or affiliate located in Cuba within the meaning of Florida Rule 3E-900.001.

     (b) Any certificate signed by any officer of the Trust and delivered to you or to counsel for the Underwriters in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by the Trust to each Underwriter participating in such offering as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

     Section 2.  Purchase and Sale.

     (a) The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

     (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust may grant, if so provided in the applicable Terms Agreement relating to the Initial Underwritten Securities, an option to the Underwriters named in such Terms Agreement, severally and not jointly, to purchase up to the number of Option Securities set forth therein at the same price per Option Security as is applicable to the Initial Underwritten Securities. Such option, if granted, will expire 30 days or such lesser number of days as may be specified in the applicable Terms Agreement after the Representation Date relating to the Initial Underwritten Securities, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Underwritten Securities upon notice by you to the Trust setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time, date and place of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by you, but shall not be later than three full business days and not be earlier than two full business days after the exercise of said option, unless otherwise agreed upon by you and the Trust. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Underwritten Securities each such Underwriter has severally agreed to purchase as set forth in the applicable Terms Agreement bears to the total number of Initial Underwritten Securities (except as otherwise provided in the applicable Terms Agreement), subject to such adjustments as you in your discretion shall make to eliminate any sales or purchases of fractional Underwritten Securities.

     (c) Payment of the purchase price for, and delivery of, the Underwritten Securities to be purchased by the Underwriters shall be made at the offices of Brown & Wood, One World Trade Center, New York, New York 10048-0557, or at such other place as shall be agreed upon by you and the Trust, at 10:00 A.M., New York City time, on the third business day (unless postponed in accordance with the provisions of Section 10) following the date of the applicable Terms Agreement or, if pricing takes place after 4:30 p.m., New York City time, on the date of the applicable Terms Agreement, on the fourth business day (unless postponed in accordance with the provisions of Section 10) following the date of the applicable Terms Agreement or at such other time as shall be agreed upon by you and the Trust (each such time and date of payment and delivery being referred to herein as a "Closing Time"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates representing, such Option Securities, shall be made at the above-mentioned offices of Brown & Wood, or at such other place as shall be agreed upon by you and the Trust on each Date of Delivery as specified in the notice from you to the Trust. Unless otherwise specified in the applicable Terms Agreement, payment shall be made to the Trust by certified or official bank check or checks in New York Clearing House or similar next-day funds payable to the order of the Trust against delivery to you for the respective accounts of the Underwriters the Underwritten Securities to be purchased by them. The Underwritten Securities shall be in such authorized denominations and registered in such names as you may request in writing at least two business days prior to the applicable Closing Time or Date of Delivery, as the case may be. The Underwritten Securities, which may be in temporary form, will be made available for examination and packaging by you on or before the first business day prior to the Closing Time or the Date of Delivery, as the case may be.

     If authorized by the applicable Terms Agreement, the Underwriters named therein may solicit offers to purchase Underwritten Securities from the Trust pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of Exhibit B hereto with such changes therein as the Trust may approve. As compensation for arranging Delayed Delivery Contracts, the Trust will pay to you at Closing Time, for the respective accounts of the Underwriters, a fee specified in the applicable Terms Agreement for each of the Underwritten Securities for which Delayed Delivery Contracts are made at the Closing Time as is specified in the applicable Terms Agreement. Any Delayed Delivery Contracts are to be with institutional investors of the types described in the Prospectus. At the Closing Time, the Trust will enter into Delayed Delivery Contracts (for not less than the minimum number of Underwritten Securities per Delayed Delivery Contract specified in the applicable Terms Agreement) with all purchasers proposed by the Underwriters and previously approved by the Trust as provided below, but not for an aggregate number of Underwritten Securities in excess of that specified in the applicable Terms Agreement. The Underwriters will not have any responsibility for the validity or performance of Delayed Delivery Contracts.

     You shall submit to the Trust, at least two business days prior to the Closing Time, the names of any institutional investors with which it is proposed that the Trust will enter into Delayed Delivery Contracts and the number of Underwritten Securities to be purchased by each of them, and the Trust will advise you, at least one business day prior to the Closing Time, of the names of the institutions with which the making of Delayed Delivery Contracts is approved by the Trust and the number of Underwritten Securities to be covered by each such Delayed Delivery Contract.

     The number of Underwritten Securities agreed to be purchased by the several Underwriters pursuant to the applicable Terms Agreement shall be reduced by the number of Underwritten Securities covered by Delayed Delivery Contracts, as to each Underwriter as set forth in a written notice delivered by you to the Trust; provided, however, that the total number of Underwritten Securities to be purchased by all Underwriters shall be the total number of Underwritten Securities covered by the applicable Terms Agreement, less the number of Underwritten Securities covered by Delayed Delivery Contracts.

     SECTION 3. Covenants of the Trust. The Trust covenants with you, and with each Underwriter participating in the offering of Underwritten Securities, as follows:

     (a) Immediately following the execution of the applicable Terms Agreement, the Trust will prepare a Prospectus Supplement setting forth the number of Underwritten Securities covered thereby and their terms not otherwise specified in the Prospectus pursuant to which the Underwritten Securities are being issued, the names of the Underwriters participating in the offering and the number of Underwritten Securities which each severally has agreed to purchase, the names of the Underwriters acting as co-managers in connection with the offering, the price at which the Underwritten Securities are to be purchased by the Underwriters from the Trust, the initial public offering price, if any, the selling concession and reallowance, if any, any delayed delivery arrangements, and such other information as you and the Trust deem appropriate in connection with the offering of the Underwritten Securities; and the Trust will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations and will furnish to the Underwriters named therein as many copies of the Prospectus (including such Prospectus Supplement) as you shall reasonably request. If the Trust elects to rely on Rule 434 under the 1933 Act Regulations, the Trust will prepare an abbreviated term sheet that complies with the requirements of Rule 434 under the 1933 Act Regulations and will provide the Underwriters with copies of the form of Rule 434 Prospectus, in such number as the Underwriters may reasonably request, and promptly file or transmit for filing with the Commission the form of Prospectus complying with Rule 434(c)(2) of the 1933 Act Regulations in accordance with Rule 424(b) of the 1933 Act Regulations.

     (b) The Trust will notify you immediately, and confirm such notice in writing, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of any Prospectus Supplement or other supplement or amendment to the Prospectus to be filed pursuant to the 1934 Act, (iii) the receipt of any comments from the Commission, (iv) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initia-tion of any proceedings for that purpose; and the Trust will make every reasonable effort to prevent the issuance of any such stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (c) At any time when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, the Trust will give you notice of its intention to file or prepare any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1933 Act, 1934 Act or otherwise, including any revised prospectus which the Trust proposes for use by the Underwriters in connection with an offering of Underwritten Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement first became effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations, or any abbreviated term sheet prepared in reliance on Rule 434 of the 1933 Act Regulations, and will furnish you with copies of any such amendment or supplement in a reasonable amount of time prior to such proposed filing or use and, unless required by law, will not file or use any such amendment or supplement or other documents in a form to which you or counsel for the Underwriters shall reasonably object.

     (d) The Trust will deliver to the lead Underwriter a signed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference therein) and will also deliver to each Underwriter upon its request a conformed copy of the Registration Statement as originally filed and of each amendment thereto (including documents incorporated by reference but without exhibits).

     (e) The Trust will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations.

     (f) If at any time when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Trust, to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, then the Trust will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1933 Act, the 1934 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements; and the Trust will furnish to the Underwriters a reasonable number of copies of such amendment or supplement in a reasonable amount of time prior to such proposed filing and, unless required by law, will not file any such amendment or supplement or other documents in a form to which you or counsel for the Underwriters shall reasonably object.

     (g) The Trust will endeavor, in cooperation with the Underwriters, to qualify the Underwritten Securities, the Warrant Securities, if any, and the Common Shares issuable upon conversion of the Preferred Shares or the Depositary Shares, if any, for offering and sale under the applicable securities laws and real estate syndication laws of such states and other jurisdictions of the United States as you may designate. In each jurisdiction in which the Underwritten Securities, the Warrant Securities, if any, and the Common Shares issuable upon conversion of the Preferred Shares or the Depositary Shares, if any, have been so qualified, the Trust will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required for the distribution of the Underwritten Securities, the Warrant Securities, if any, the Common Shares issuable upon conversion of the Preferred Shares or the Depositary Shares, if any; provided, however, that the Trust shall not be obligated to qualify as a foreign corporation in any jurisdiction where it is not so qualified.

     (h) With respect to each sale of Underwritten Securities, the Trust will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve month period beginning not later than the first day of the Trust's fiscal quarter next following the "effective date" (as defined in such Rule 158) of the Registration Statement.

     (i) The Trust will use the net proceeds received by it from each sale of Underwritten Securities substantially in the manner specified in the applicable Prospectus Supplement under the caption "Use of Proceeds".

     (j) The Trust will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust" under the Code for the taxable year in which sales of the Underwritten Securities are to occur.

     (k) The Trust, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, will file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Regulations.

     (l) The Trust will not, between the date of the applicable Terms Agreement and the termination of any trading restrictions (which will not be greater than 90 days after the Closing Time) or the Closing Time, whichever is later, with respect to the Underwritten Securities covered thereby, without your prior written consent, directly or indirectly, offer or sell, grant any option for the sale of, or enter into any agreement to sell, any securities of the same class or series or ranking on a parity with such Underwritten Securities (other than the Underwritten Securities which are to be sold pursuant to such Terms Agreement), or any securities that are convertible into or exchangeable into or exercisable for equity securities of the same class or series or ranking on a parity with the Underwritten Securities of the Trust (except for Common Shares issued pursuant to reservations, agreements, employee benefit plans, dividend reinvestment plans, or employee and trustee stock option plans), except as may otherwise be provided in the applicable Terms Agreement or as partial or full payment for properties to be acquired by the Trust or in connection with the acquisition by the Trust or any of its subsidiaries of, or the merger of the Trust or any of its subsidiaries into or with, any other entity (as long as the Trust or such subsidiary is the successor entity).

     (m) If the Preferred Shares or Depositary Shares are convertible into Common Shares or if Warrants are issued, the Trust will reserve and keep available at all times, free of preemptive rights or other similar rights, a sufficient number of Common Shares or Preferred Shares, as the case may be, for the purpose of enabling the Trust to satisfy any obligations to issue such shares upon conversion of the Preferred Shares or the Depositary Shares, as the case may be, or upon exercise of the Warrants.

     (n) If applicable, the Trust will use its best efforts to list the Common Shares on the New York Stock Exchange ("NYSE") or such other national exchange on which the Common Shares are then listed.

     (o) If the Preferred Shares or Depositary Shares are listed on the NYSE and are convertible into Common Shares, the Trust will use its best efforts to list the Common Shares issuable upon conversion of the Preferred Shares or Depositary Shares on the NYSE or such other national exchange on which the Trust's Common Shares are then listed.

     (p) The Trust has complied and will comply with all of the provisions of Florida H.B. 1771, Section 1, Section 17,130 of the Florida Securities and Investors Act, and all regulations thereunder relating to issuers doing business with Cuba.

     Section 4. Payment of Expenses. The Trust will pay all expenses incident to the performance of its obligations under this Agreement or the applicable Terms Agreement, including (i) the reproduction and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the cost of reproducing and distributing to the Underwriters copies of this Agreement and the applicable Terms Agreement, (iii) the preparation, issuance and delivery of the Underwritten Securities to the Underwriters and the Warrant Securities, if any, (iv) the fees and disbursements of the Trust's counsel and accountants,
(v) the qualification of the Underwritten Securities, the Warrant Securities, if any, and the Common Shares issuable upon conversion of the Preferred Shares or the Depositary Shares, if any, under securities laws and real estate syndication laws in accordance with the provisions of Section 3(g), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey, (vi) the reproduction and delivery to the Underwriters of copies of the Blue Sky Survey, (vii) the reproduction and delivery to the Underwriters of copies of the Registration Statement as originally filed and each amendment thereto, and the printing and delivery of each of the preliminary prospectuses and the Prospectus and any amendments or supplements thereto, including each abbreviated term sheet delivered by the Trust pursuant to Rule 434 of the 1933 Act Regulations, (viii) the printing, reproduction and delivery to the Underwriters of copies of the applicable Deposit Agreement, if any, and the applicable Warrant Agreement, if any, (ix) any fees charged by nationally recognized statistical rating organizations for the rating of the Securities,
(x) the fees and expenses, if any, incurred with respect to the listing of the Underwritten Securities, the Warrant Securities, if any, or the Common Shares issuable upon conversion of the Preferred Shares or the Depositary Shares, if any, on any national securities exchange, (xi) the fees and expenses, if any, incurred with respect to any filing with the NASD, and (xii) the cost of providing any CUSIP or other identification numbers for the Underwritten Securities or the Common Shares issuable upon conversion of Preferred Shares or Depositary Shares, if applicable, and (xiii) the fees and expenses of any Depositary in connection with the Underwritten Securities.

     If the applicable Terms Agreement is cancelled or terminated by you in accordance with the provisions of Section 5, Section 9(b)(i) or 9(b)(iv), the Trust shall reimburse the Underwriters named in such Terms Agreement for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     Section 5. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase Underwritten Securities pursuant to the applicable Terms Agreement are subject to the accuracy of the representations and warranties of the Trust herein contained, to the accuracy of the statements of the Trust's officers made in any certificate pursuant to the provisions hereof, to the performance by the Trust of all of its covenants and other obligations hereunder, and to the following further conditions:

     (a) At Closing Time, (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and (ii) if Preferred Shares or
Depositary Shares are being offered, the rating assigned by any nationally recognized statistical rating organization to any preferred shares of beneficial interest of the Trust as of the date of the applicable Terms Agreement shall not have been lowered since such date nor shall any such rating organization have publicly announced that it has placed any preferred shares of beneficial interest of the Trust on what is commonly termed a "watch list" for possible downgrading, and (iii) there shall not have come to your attention any facts that would reasonably cause you to believe that the Prospectus, together with the applicable Prospectus Supplement, at the time it was required to be delivered to purchasers of the Underwritten Securities, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

     (b)  At Closing Time, you shall have received:

          (1) The favorable opinion, dated as of Closing Time, of Robinson Silverman Pearce Aronsohn & Berman, counsel for the Trust, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               (i) The Trust has been duly established and is validly existing and in good standing as an unincorporated association commonly referred to as a business trust under the laws of the Commonwealth of Massachusetts.

              (ii) The Trust has trust power to own, lease and operate its current properties and to conduct its business as described in the Registration Statement and possesses all licenses, permits, authorizations, consents and orders required for the contemplated method of operation of its business as described in the Registration Statement, the absence of which would materially adversely affect the condition, financial or otherwise, or the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise.

             (iii) The Trust is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership of property or the conduct of its business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise.

              (iv) Each significant subsidiary of the Trust (as such term is defined in Rule 405 under the 1933 Act) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock of each such significant subsidiary has been duly authorized, validly issued, fully paid and is non-assessable and, to the best of such counsel's knowledge, is owned by the Trust, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

               (v) The authorized, issued and outstanding Common Shares and Preferred Shares, if any, of the Trust are as set forth in the Prospectus under "Capitalization" (except for (x) 1,000,000 authorized Preferred Shares, none of which have been issued as of the date hereof, and (y) subsequent issuances, if any, pursuant to reservations, agreements or the exercise of convertible securities referred to in the Registration Statement including, without limitation, exercise of share options, granting of share options or issuance of shares pursuant to the dividend reinvestment plan); and such issued and outstanding shares of beneficial interest have been duly authorized, validly issued, fully paid and are non-assessable, except as described in the section "Summary of Declaration of Trust -
          - Shareholders' Liability to Third Persons and Indemnification by Trust" in an exhibit to the Trust's Form 8-A dated May 30, 1986.

              (vi) The applicable Underwritten Securities being sold pursuant to the applicable Terms Agreement and, if applicable, the deposit of the Preferred Shares in accordance with the provisions of a Deposit Agreement, have been duly and validly authorized by all necessary trust action and such Underwritten Securities have been duly authorized for issuance and sale pursuant to this Agreement and such Underwritten Securities, when issued and delivered by the Trust pursuant to this Agreement against payment of the consideration set forth in the applicable Terms Agreement or any Delayed Delivery Contracts, will be validly issued, fully paid and non-assessable (except as described in the section "Summary of Declaration of Trust -- Shareholders' Liability to Third Persons and Indemnification by Trust" in an exhibit to the Trust's Form 8-A dated May 30, 1986) and will not be subject to preemptive or other similar rights arising by operation of law or, to the best of such counsel's knowledge, otherwise; and the Preferred Shares, if applicable, conform to the provisions of the Resolutions.

             (vii) If applicable, the Warrants have been duly authorized and, when issued and delivered pursuant to this Agreement and countersigned by the Warrant Agent as provided in the Warrant Agreement, will have been duly executed, countersigned, issued and delivered and will constitute valid and legally binding obligations of the Trust entitled to the benefits provided by the Warrant Agreement under which they are to be issued, except as enforcement of such benefits may be limited by bankruptcy, insolvency or other similar laws relating to or affecting creditors' rights generally and by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

            (viii) If applicable, the Common Shares issuable upon conversion of any of the Preferred Shares or Depositary Shares, or the Warrant Securities, have been duly and validly authorized and reserved for issuance upon such conversion or exercise by all necessary action on the part of the Trust and such shares, when issued upon such conversion or exercise in accordance with the Declaration of Trust, as may be amended from time to time, the Terms Agreement, the Delayed Delivery Contract or the Warrant Agreement, as the case may be, will be duly authorized and validly issued and will be fully paid and non-assessable (except as described in the section "Summary of Declaration of Trust -- Shareholders' Liability to Third Persons and Indemnification by Trust" in an exhibit to the Trust's Form 8-A dated May 30, 1986), and the issuance of such shares upon such conversion or exercise will not be subject to preemptive or other similar rights arising by operation of law or, to the best of such counsel's knowledge, otherwise.

            (ix) Each of this Agreement, the applicable Terms Agreement and the Delayed Delivery Contracts, if any, has been duly authorized, executed and delivered by the Trust.

            (x) The applicable Warrant Agreement, if any, and the applicable Deposit Agreement, if any, have been duly authorized, executed and delivered by the Trust, and (assuming due authorization, execution and delivery by the Warrant Agent in the case of the Warrant Agreement, and the Depositary, in the case of the Deposit Agreement) each constitutes a valid and legally binding agreement of the Trust enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting creditors' rights generally and by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Warrant Agreement, if any, and the Deposit Agreement, if any, each conforms in all material respects to all statements relating thereto contained in the Prospectus.

            (xi) If applicable, upon execution and delivery thereof pursuant to the terms of the Deposit Agreement, the persons in whose names the Depositary Receipts are registered will be entitled to the rights specified therein and in the Deposit Agreement, except as enforcement of such rights may be limited by bankruptcy, insolvency or other similar laws relating to or affecting creditors' rights generally and by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

            (xii) The Registration Statement has been declared effective under the 1933 Act and, to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

            (xiii) The Registration Statement and the Prospectus (including the Rule 434 Prospectus, if applicable), excluding the documents incorporated by reference therein, as of their respective effective or issue dates, comply as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; it being understood, however, that no opinion need be rendered with respect to the financial statements, schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus.

            (xiv) Each document filed pursuant to the 1934 Act (other than the financial statements, schedules and other financial and statistical data included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed (or as when amended and filed prior to the Representation Date, whichever is later) as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

            (xv) If applicable, the relative rights, preferences, interests and powers of the Preferred Shares or Depositary Shares, as the case may be, are as set forth in the Resolutions relating thereto, and all such provisions are valid under applicable Massachusetts law.

            (xvi) The Underwritten Securities (and, if applicable, the Warrant Securities and the Common Shares issuable upon conversion of the Preferred Shares or Depositary Shares) conform in all material respects to the statements relating thereto contained in the Prospectus.

            (xvii) As applicable, the forms of certificate used to evidence the Common Shares, the Preferred Shares being represented by the Depositary Shares and the related Depositary Receipts are in due and proper form under applicable Massachusetts law and comply in all material respects with all applicable statutory requirements.

            (xviii) To the best of their knowledge and information, there are no legal or governmental proceedings pending or threatened against the Trust or any of its subsidiaries which are required to be disclosed in the Prospectus, other than those disclosed therein, and all pending legal or governmental proceedings to which the Trust or any of its subsidiaries is a party or of which any property of the Trust or any of its subsidiaries is the subject which are not des-cribed in the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the business of the Trust and its subsidiaries considered as one enterprise.

            (xix) To the best of their knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed as exhibits thereto, the descriptions thereof or references thereto are correct in all material respects and, without independent investigation, nothing has come to their attention that would lead them to believe that a default exists in the due perform-ance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to or filed which would have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise.

          No authorization, approval or consent of any court or governmental authority or agency is required that has not been obtained in connection with the consummation by the Trust of the transactions contemplated by this Agreement, the applicable Terms Agreement, the applicable Deposit Agreement, if any, or the applicable Warrant Agreement, if any, except such as may be required under the 1933 Act, the 1934 Act and state securities laws or real estate syndication laws; and without independent investigation, nothing has come to such counsel's attention that would lead them to believe that the execution and delivery of this Agreement, the applicable Terms Agreement, the applicable Deposit Agreement, if any, or the applicable Warrant Agreement, if any, and the consummation of the transactions contemplated herein and therein and compliance by the Trust with its obligations hereunder and thereunder will conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust or any of its subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Trust or any of its subsidiaries is subject, and such action will not result in violation of the provisions of the Declaration of Trust or by-laws or any law, and, without independent investigation, nothing has come to such counsel's attention that would lead them to believe that such action will result in violation of any administrative regulation or administrative or court order or decree.

            (xxi)   The Trust is not required to be registered under the 1940
          Act.

            (xxii) The statements set forth in the Prospectus under the captions "Description of Preferred Shares", "Description of Depositary Shares", "Description of Common Shares", "Description of Warrants" and "Description of Rights" and the statements in any description of the applicable Underwritten Securities in the applicable Prospectus Supplement, to the extent such statements constitute matters of law, summaries of legal matters, or legal conclusions, have been reviewed by them and are correct in all material respects.

          (2) The favorable opinion dated as of Closing Time, of Altheimer & Gray, tax counsel for the Trust, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

              (i) Based on various assumptions and representations made by the Trust, (a) the Trust was a "REIT", as defined in Section 856 of the Code, for the taxable years ended July 31, 1992, 1993, 1994 and 1995 and (b) the Trust has been organized in conformity with the requirements for qualification as a REIT under the Code, and its present and proposed method of operation would enable it to meet the requirements for qualification and taxation as a "REIT" under the Code for the taxable years (assuming no amendment to the relevant sections of the Code) in which sales of the Underwritten Securities occur.

             (ii) The statements set forth in the Prospectus under the caption "Certain Federal Income Tax Considerations to the Trust of its REIT Election" and in the Prospectus Supplement under the caption "Taxation", to the extent such statements constitute matters of law, summaries of legal matters, or legal conclusions, have been reviewed by them and are correct in all material respects.

          (3) The favorable opinion, dated as of the Closing Time, of Brown & Wood, counsel for the Underwriters, with respect to the matters set forth in (i), (vi) to (xiii), inclusive, and (xvi) of subsection (b)(1) of this Section.

          (4)  In giving their opinions required by subsections (b)(1) and
     (b)(3), respectively, of this Section, Robinson Silverman Pearce Aronsohn & Berman and Brown & Wood shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which counsel need make no statement), at the time it became effective or, if an amendment to the Registration Statement or an Annual Report on Form 10-K has been filed by the Trust with the Commission subsequent to the effectiveness of the Registration Statement, then at the time such amendment becomes effective or at the time of the most recent filing of such Annual Report, whichever is later, or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which counsel need make no statement), at the Representation Date or at Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In giving their opinions required by subsections (b)(1), (b)(2) and
     (b)(3) of this Section, Robinson Silverman Pearce Aronsohn & Berman, Altheimer & Gray and Brown & Wood may rely, (1) as to matters involving the laws of the Commonwealth of Massachusetts, upon the opinion of Goodwin, Procter & Hoar (or other counsel reasonably satisfactory to counsel for the Underwriters) in form and substance satisfactory to counsel for the Underwriters, (2) as to all matters of fact, upon certificates and written statements of officers and employees of and accountants for the Trust, and (3) as to the qualification and good standing of the Trust or any of its subsidiaries to do business in any state or jurisdiction, upon certificates of appropriate government officials or opinions of counsel in such jurisdictions.

     (c) At Closing Time, there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business from that set forth in the Prospectus; no proceedings shall be pending or, to the knowledge of the Trust, threatened against the Trust or any of its subsidiaries or any of their properties before or by any Federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding would materially and adversely affect the business, property, financial condition or income of the Trust and its subsidiaries considered as one enterprise other than as set forth in the Prospectus or incorporated therein by reference; and you shall have received a certificate of the Chief Executive Officer, the President or the chief financial or chief accounting officer of the Trust, dated as of such Closing Time, to the effect that (i) there has been no such material adverse change and (ii) the representations and warranties in Section 1 are true and correct with the same force and effect as though such Closing Time were a Representation Date. As used in this Section 5(c), the term "Prospectus" means the Prospectus in the form first used by the Underwriters to confirm sales of the Underwritten Securities.

     (d) At the time of execution of the applicable Terms Agreement, you shall have received from Coopers & Lybrand L.L.P. a letter dated such date, in form and substance satisfactory to you, to the effect that (i) they are independent accountants with respect to the Trust and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations; (ii) it is their opinion that the financial statements and financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, the 1934 Act, the 1933 Act Regulations and the 1934 Act Regulations; (iii) they have performed limited procedures, not constituting an audit, including a reading of the latest available interim financial statements of the Trust, if applicable, a reading of the minute books of the Trust, inquiries of officials of the Trust who have responsibility for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, and on the basis of such limited review and procedures (which shall include, without limitation, the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, with respect to the unaudited condensed consolidated financial statements of the Trust and its subsidiaries included or incorporated by reference in the Registration Statement), nothing has come to their attention that caused them to believe that (A) any material modifications should be made to the unaudited condensed consolidated financial statements of the Trust included or incorporated by reference in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles, (B) the unaudited condensed consolidated financial statements of the Trust included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations, (C) the unaudited financial data of the Trust included or incorporated by reference in the Registration Statement and the Prospectus under the caption "Selected Financial Data" was not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectus, (D) the pro forma financial information included or incorporated by reference in the Registration Statement and the Prospectus was not prepared in accordance with the requirements of Rule 11-02 of Regulation S-X promulgated under the 1933 Act or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements, or (E) at a specified date not more than five business days prior to the date of the applicable Terms Agreement, there has been any change in the capital stock of the Trust or any increase in the debt of the Trust or any decrease in the net assets of the Trust, as compared with the amounts shown in the most recent consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus or, during the period from the date of the most recent consolidated statement of operations included or incorporated by reference in the Registration Statement and the Prospectus to a specified date not more than five business days prior to the date of the applicable Terms Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, net income or net income per share of the Trust, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the examination referred to in their opinion and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and the Prospectus and which are specified by you, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Trust and its subsidiaries identified in such letter.

     (e) At Closing Time, you shall have received from Coopers & Lybrand L.L.P. a letter dated as of such Closing Time to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the "specified date" referred to shall be a date not more than five business days prior to such Closing Time.

     (f) If applicable, at the time of the execution of the applicable Terms Agreement, you shall have received from Eichler, Bergsman & Co., LLP (or from such independent accountants that have prepared historical financial statements included in or incorporated by reference into the Registration Statement and Prospectus which financial statements relate to properties or assets acquired or to be acquired by the Trust) a letter dated such date, in form and substance satisfactory to the Underwriters, to the effect that (i) they are independent public accountants with respect to the Trust and such properties or assets acquired by the Trust within the meaning of the 1933 Act and the 1933 Act Regulations; and (ii) it is their opinion that the historical financial statements for such properties or assets that have been audited by them and covered by their opinions included or incorporated by reference into the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations.

     (g) At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Underwritten Securities and the Warrant Securities, if any, as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Trust in connection with the issuance and sale of the Underwritten Securities and the Warrant Securities, if any as herein contemplated shall be satisfactory in form and substance to you and counsel for the Underwriters.

     (h) In the event the Underwriters exercise their option provided in a Terms Agreement as set forth in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Trust contained herein and the statements in any certificates furnished by the Trust hereunder shall be true and correct as of each Date of Delivery, and, at the relevant Date of Delivery, you shall have received:

          (1) A certificate, dated such Date of Delivery, of the Chief Executive Officer, the President or the chief financial or chief accounting officer of the Trust, in their capacities as such, confirming that the certificate delivered at Closing Time pursuant to Section 5(c) hereof remains true and correct as of such Date of Delivery.

          (2) The favorable opinion of Robinson Silverman Pearce Aronsohn & Berman, counsel for the Trust, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise substantially to the same effect as the opinion required by Section 5(b)(1) hereof.

          (3) The favorable opinion of Altheimer & Gray, tax counsel for the Trust, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise substantially to the same effect as the opinion required by
     Section 5(b)(2) hereof.

          (4) The favorable opinion of Brown & Wood, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by
     Section 5(b)(3) hereof.

          (5) A letter from Coopers & Lybrand L.L.P., in form and substance satisfactory to you and dated such Date of Delivery, substantially the same in scope and substance as the letter furnished to you pursuant to
     Section 5(d) hereof, except that the "specified date" in the letter furnished pursuant to this Section 5(h)(5) shall be a date not more than five business days prior to such Date of Delivery.

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement may be terminated by you by notice to the Trust at any time at or prior to the Closing Time or Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

     Section 6. Indemnification. (a) The Trust agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

          (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) or Rule 434 of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission referred to in subsection (1) above, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Trust; and

          (3) against any and all expense whatsoever (including, the fees and disbursements of counsel chosen by you), as incurred, which was reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or (2) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Trust by or on behalf of any Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) and the Prospectus (or any amendment or supplement thereto); and provided further, that the Trust will not be liable to any Underwriter or any person controlling such Underwriter with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus which is corrected in the Prospectus (or any amendment or supplement thereto) if such Underwriter sold Underwritten Securities to the person asserting any such loss, claim, damage or liability without sending or giving, at or prior to the written confirmation of the sale of such Underwritten Securities to such person, a copy of the Prospectus (or any amendment or supplement thereto), and the Trust had previously furnished copies thereof to such Underwriter.

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Trust, its trustees, each of the officers who signed the Registration Statement and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Trust by or on behalf of such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

     (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, which approval may not be unreasonably withheld, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     (d) For purposes of this Section 6, all references to the Registration Statement, any preliminary prospectus or the Prospectus, or any amendment or supplement to any of the foregoing, shall be deemed to include, without limitation, any electronically transmitted copies thereof, including, without limitation, any copies filed with the Commission pursuant to EDGAR.

     Section 7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Trust and the Underwriters with respect to the offering of the Underwritten Securities shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Trust and one or more of the Underwriters in respect of such offering, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the applicable Prospectus Supplement in respect of such offering bears to the initial public offering price appearing thereon and the Trust is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this
Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities purchased by it pursuant to the applicable Terms Agreement and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each trustee of the Trust, each officer of the Trust who signed the Registration Statement, and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Trust. The Underwriters' obligation to contribute pursuant to this Section 7 are several in proportion to their respective underwriting commitments set forth in the applicable Terms Agreement and not joint. For purposes of this Section 7, the Trust and its subsidiaries shall be deemed one party jointly and severally liable for any obligations hereunder.

     Section 8.  Representations, Warranties and Agreements to
Survive Delivery. All representations, warranties and agreements contained in this Agreement or the applicable Terms Agreement, or contained in certificates of officers of the Trust submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Agreement or the applicable Terms Agreement, or investigation made by or on behalf of any Underwriter or any controlling person, or by or on behalf of the Trust and shall survive delivery of and payment for the Underwritten Securities.

     Section 9. Termination of Agreement. (a) This Agreement (excluding the applicable Terms Agreement) may be terminated for any reason at any time by the Trust or by you upon the giving of 30 days' written notice of such termination to the other parties hereto.

     (b) You may also terminate the applicable Terms Agreement, by notice to the Trust, at any time at or prior to the Closing Time (i) if there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation thereof or other calamity or crisis, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable to market the Underwritten Securities or enforce contracts for the sale of the Underwritten Securities, or
(iii) if trading in any of the securities of the Trust has been suspended or limited by the Commission or the NYSE, or if trading generally on either the NYSE or the American Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by Federal or New York authorities, or (iv) if Preferred Shares or Depositary Shares are being offered and the rating assigned by any nationally recognized statistical rating organization to any preferred shares of beneficial interest of the Trust as of the date of the applicable Terms Agreement shall have been lowered since such date or if any such rating organization shall have publicly announced that it has placed any preferred shares of beneficial interest of the Trust on what is commonly termed a "watch list" for possible downgrading. As used in this Section 9(b), the term "Prospectus" means the Prospectus in the form first used by the Underwriters to confirm sales of the Underwritten Securities.

In the event of any such termination, (x) the covenants set forth in
Section 3 with respect to any offering of Underwritten Securities shall remain in effect so long as any Underwriter owns any such Underwritten Securities purchased from the Trust pursuant to the applicable Terms Agreement and (y) the covenant set forth in Section 3(h) hereof, the provisions of Section 4 hereof, the indemnity and contribution agreements set forth in Sections 6 and 7 hereof, and the provisions of Sections 8, 13 and 14 hereof shall remain in effect.

     Section 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), then you shall have the right, within 48 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, you shall not have completed such arrangements within such 48-hour period, then:

     (a) if the total number of Defaulted Securities does not exceed 10% of the total number of Underwritten Securities to be purchased pursuant to such Terms Agreement, the non-defaulting Underwriters named in such Terms Agreement shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the total number of Defaulted Securities exceeds 10% of the total number of Underwritten Securities to be purchased pursuant to such Terms Agreement, the applicable Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default under this Agreement and the applicable Terms Agreement.

     In the event of any such default which does not result in a termination of the applicable Terms Agreement, either you or the Trust shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

     Section 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed c/o Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, World Financial Center, North Tower, New York, New York 10281-1326, attention of Tjarda V.S. Clagett, Director; and notices to the Trust shall be directed to it at 1120 Avenue of the Americas, New York, New York 10036, attention of William Newman, Chairman.

     Section 12. Parties. This Agreement and the applicable Terms Agreement shall inure to the benefit of and be binding upon you and the Trust and any Underwriter who becomes a party to such Terms Agreement, and their respective successors. Nothing expressed or mentioned in this Agreement or the applicable Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than those referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or such Terms Agreement or any provision herein or therein contained. This Agreement and the applicable Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors and said controlling persons and officers and trustees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     Section 13. Governing Law and Time. This Agreement and the applicable Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York City time.

     Section 14. No Liability of Shareholders, Trustees or Officers. This Agreement, the applicable Terms Agreement and all documents, agreements, understandings and arrangements relating to this transaction have been executed or entered into by an officer of the Trust in his/her capacity as an officer of the Trust which has been formed as a Massachusetts business trust pursuant to the Declaration of Trust, and not individually, and neither the trustees, officers or shareholders of the Trust shall be bound or have any personal liability hereunder or thereunder. Each party hereto shall look solely to the assets of the Trust for satisfaction of any liability of the Trust in respect of this Agreement, the applicable Terms Agreement and all documents, agreements, understandings and arrangements relating to this transaction and will not seek recourse or commence any action against any of the trustees, officers or shareholders of the Trust or any of their personal assets for the performance or payment of any obligation hereunder or thereunder. The foregoing shall also apply to any future documents, agreements, understandings, arrangements and transactions between the parties hereto.

     Section 15. Counterparts. This Agreement and the applicable Terms Agreement may be executed in one or more counterparts, and if executed in more than one counterpart the executed counterparts shall constitute a single instrument.
     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust a counterpart hereof, whereupon this instrument, along with all counterparts will become a binding agreement between you and the Trust in accordance with its terms.

                                  Very truly yours,

                                  NEW PLAN REALTY TRUST


                                  By:/s/  Arnold Laubich
                                   Name:  Arnold Laubich
                                   Title: President, Chief Operating Officer

CONFIRMED AND ACCEPTED,
  as of the date first
  above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED


By:  /s/ Tjarda Clagett
     Authorized Signatory

                                                                      Exhibit A



                             NEW PLAN REALTY TRUST
                       (a Massachusetts business trust)

                             [Title of Securities]

                                TERMS AGREEMENT


                                   Dated:       , 1995


To:  New Plan Realty Trust
     1120 Avenue of the Americas
     New York, New York  10036

Attention: Chairman of the Board of Trustees

Dear Sirs:

     We (the "Representative") understand that New Plan Realty Trust, a Massachusetts business trust (the "Trust"), proposes to issue and sell the number of its [shares of beneficial interest (the "Common Shares")] [preferred
shares of beneficial interest (the "Preferred Shares")] [             Warrants
(the "Warrants") to purchase           Shares (the "Warrant Securities")]
[interests in Preferred Shares in the form of            depositary shares (the
"Depositary Shares") represented by depositary receipts (the "Depositary Receipts")] (such [Common Shares] [Preferred Shares] [Warrants] [Depositary Shares and Depositary Receipts] being collectively hereinafter [also] referred to as the "Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, the underwriters named below (the "Underwriters") offer to purchase, severally and not jointly, the respective numbers of [Initial Underwritten Securities (as defined in the Underwriting Agreement referred to below)] [, including the respective numbers of Warrants, if applicable,] set forth below opposite their respective names, and a proportionate share of Option Securities (as defined in the Underwriting Agreement referred to below) to the extent any are purchased, at the purchase price set forth below.



                        Number of Shares
                           of Initial                     Number of
Underwriter           Underwritten Securities             Warrants




     Total                ------------------               ---------
                         $==================              $==========



     The Underwritten Securities shall have the following terms:
       [Common Shares]      [Preferred Shares]      [Depositary Shares]

Title of Securities:
Number of Shares:
[If applicable, fractional amount of Preferred Shares represented by each Depositary Share:]
[Current Ratings:]
[Dividend Rate: [$             ] [      %], Payable:]
[Stated Value:]
[Liquidation Preference:]
[Ranking:]
Public offering price per share: $          [, plus accumulated dividends, if
any, from            , 19  .]
Purchase price per share:  $          [, plus accumulated dividends, if any,
from               , 19  .]
[Conversion provisions:]
[Redemption provisions:]
[Sinking fund requirements:]
Number of Option Securities, if any, that may be purchased by the Underwriters:
Delayed Delivery Contracts: [authorized] [not authorized]
     [Date of Delivery:
     Minimum Contract:
     Maximum number of Shares:
     Fee:]
Additional co-managers, if any:
Other terms:
Closing time, date and location:


                                   Warrants

Number of Warrants to be issued:
Warrant Agent:
Issuable jointly with _______ Shares:  [Yes]  [No]
     [Number of Warrants issued
     with each ______ Share:]
     [Detachable data:]
Date from which Warrants are exercisable:
Date on which Warrants expire:
Exercise price(s) of Warrants:
Initial public offering price:  $
Purchase price:  $
Title of Warrant Securities:
     Principal amount purchasable upon exercise of one Warrant:
     Interest rate: Payable:
     Date of maturity:
     Redemption provisions:
     Sinking fund requirements:
[Delayed Delivery Contracts: [authorized] [not authorized]
     [Date of delivery:
     Minimum contract:
     Maximum aggregate principal amount:
     Fee:    %]
Other terms:
[Closing date and location:]]

     All the provisions contained in the document attached as Annex A hereto entitled "New Plan Realty Trust-Common Shares, Preferred Shares, Warrants to Purchase Common Shares and Preferred Shares, and Depositary Shares-Underwriting Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

     Please accept this offer no later than     o'clock P.M. (New York City
time) on        by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                                   Very truly yours,

                                   MERRILL LYNCH, PIERCE, FENNER & SMITH
                                     INCORPORATED

                                   By:_________________________

                                   Acting on behalf of itself and
                                     the other named Underwriters.

Accepted:

NEW PLAN REALTY TRUST

By:_________________________
   Name:
   Title:

                                                                      Exhibit B


                             NEW PLAN REALTY TRUST
                       (a Massachusetts business trust)

                             [Title of Securities]

                           DELAYED DELIVERY CONTRACT



                                                            _____________, 19__


New Plan Realty Trust
1120 Avenue of the Americas
New York, New York  10036

Attention: Chairman of the Board of Trustees

Dear Sirs:

     The undersigned hereby agrees to purchase from New Plan Realty Trust (the "Trust"), and the Trust agrees to sell to the undersigned on __________, 19__ (the "Delivery Date"),

of the Trust's [insert title of security] (the "Securities"), offered by the Trust's Prospectus dated __________, 19__, as supplemented by its Prospectus Supplement dated ___________, 19__, receipt of which is hereby acknowledged, at a purchase price of [$__________] [and, $__________ per Warrant, respectively], on the Delivery Date, and on the further terms and conditions set forth in this contract.

     Payment for the Securities which the undersigned has agreed to purchase on the Delivery Date shall be made to the Trust or its order by certified or official bank check in New York Clearing House or similar next-day funds at the office of

                           , on the Delivery Date, upon delivery to the
undersigned of the Securities to be purchased by the undersigned in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Trust not less than three full business days prior to the Delivery Date.

     The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date shall be subject only to the conditions that
(1) the purchase of Securities to be made by the undersigned shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Trust, on or before __________, 19__, shall have sold to the Underwriters of the Securities (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Terms Agreement dated __________, 19__ between the Trust and the Underwriters. The obligation of the undersigned to take delivery of and make payment for Securities shall not be affected by the failure of any purchaser to take delivery of and make payments for Securities pursuant to other contracts similar to this contract. The undersigned represents and warrants to you that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment.

     Promptly after completion of the sale to the Underwriters, the Trust will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Trust delivered to the Underwriters in connection therewith.

     By the execution hereof, the undersigned represents and warrants to the Trust that all necessary action for the due execution and delivery of this contract and the payment for and purchase of the Securities has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by the Trust and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

     This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

     It is understood that the Trust will not accept Delayed Delivery Contracts for a number of Securities in excess of ________ and that the acceptance of any Delayed Delivery Contract is in the Trust's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Trust, it is requested that the Trust sign the form of acceptance on a copy hereof and mail or deliver a signed copy hereof to the undersigned at its address set forth below. This will become a binding contract between the Trust and the undersigned when such copy is so mailed or delivered.

     This Agreement shall be governed by the laws of the State of New York.

                                   Yours very truly,

                                   _____________________________
                                   (Name of Purchaser)

                                   By___________________________
                                   (Title)

                                   _____________________________

                                   _____________________________
                                   (Address)
Accepted as of the date first above written.

NEW PLAN REALTY TRUST

By___________________________
          (Title)

                 PURCHASER-PLEASE COMPLETE AT TIME OF SIGNING

     The name and telephone number of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed are as follows:
(Please print.)

                                   Telephone No.
                                    (including
               Name                  Area Code)

                                                                    Exhibit 1.2
                             NEW PLAN REALTY TRUST
                       (a Massachusetts business trust)

                4,000,000 Common Shares of Beneficial Interest

                                TERMS AGREEMENT


                                   Dated: November 8, 1995


To:  New Plan Realty Trust
     1120 Avenue of the Americas
     New York, New York  10036

Attention: Chairman of the Board of Trustees

Dear Sirs:

     We, the Representatives, understand that New Plan Realty Trust, a Massachusetts business trust, proposes to issue and sell 4,000,000 of its shares of beneficial interest (the "Common Shares") (such Common Shares are sometimes hereinafter referred to as the "Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, the underwriters named below (the "Underwriters") offer to purchase, severally and not jointly, the respective numbers of Initial Underwritten Securities (as defined in the Underwriting Agreement referred to below) set forth below opposite their respective names, and a proportionate share of Option Securities (as defined in the Underwriting Agreement referred to below) to the extent any are purchased, at the purchase price set forth below.










                                             Number of Shares
                                                of Initial
            Underwriter                   Underwritten Securities

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated. . . . . . . . . . . . . . . .411,670
Lehman Brothers Inc.  . . . . . . . . . . . . . . . . .411,666
Morgan Stanley & Co. Incorporated . . . . . . . . . . .411,666
PaineWebber Incorporated. . . . . . . . . . . . . . . .411,666
Prudential Securities Incorporated. . . . . . . . . . .411,666
Smith Barney Inc.   . . . . . . . . . . . . . . . . . .411,666
Bear, Stearns & Co. Inc.  . . . . . . . . . . . . . . . 70,000
Alex. Brown & Sons Incorporated . . . . . . . . . . . . 70,000
Burnham Securities Inc.   . . . . . . . . . . . . . . . 70,000
Dean Witter Reynolds Inc. . . . . . . . . . . . . . . . 70,000
Goldman, Sachs & Co.. . . . . . . . . . . . . . . . . . 70,000
Legg Mason Wood Walker, Incorporated. . . . . . . . . . 70,000
Oppenheimer & Co., Inc. . . . . . . . . . . . . . . . . 70,000
Advest, Inc.  . . . . . . . . . . . . . . . . . . . . . 40,000
Robert W. Baird & Co. Incorporated. . . . . . . . . . . 40,000
Barclay Investments, Inc.   . . . . . . . . . . . . . . 40,000
J.C. Bradford & Co. . . . . . . . . . . . . . . . . . . 40,000
Cowen & Company . . . . . . . . . . . . . . . . . . . . 40,000
Dain Bosworth Incorporated. . . . . . . . . . . . . . . 40,000
Doft & Co., Inc.  . . . . . . . . . . . . . . . . . . . 40,000
EVEREN Securities, Inc.   . . . . . . . . . . . . . . . 40,000
Fahnestock & Co. Inc.   . . . . . . . . . . . . . . . . 40,000
First Albany Corporation. . . . . . . . . . . . . . . . 40,000
Furman Selz Incorporated. . . . . . . . . . . . . . . . 40,000
Interstate/Johnson Lane Corporation . . . . . . . . . . 40,000
Janney Montgomery Scott Inc.  . . . . . . . . . . . . . 40,000
Edward D. Jones & Co. . . . . . . . . . . . . . . . . . 40,000
C.L. King & Associates, Inc.  . . . . . . . . . . . . . 40,000
McDonald & Company Securities, Inc.   . . . . . . . . . 40,000
Morgan Keegan & Company, Inc.   . . . . . . . . . . . . 40,000
Neuberger & Berman. . . . . . . . . . . . . . . . . . . 40,000
Piper Jaffray Inc.  . . . . . . . . . . . . . . . . . . 40,000
Principal Financial Securities, Inc.  . . . . . . . . . 40,000
Raymond James & Associates, Inc.  . . . . . . . . . . . 40,000
The Robinson-Humphrey Company, Inc.   . . . . . . . . . 40,000
Wm Smith Securities, Incorporated . . . . . . . . . . . 40,000
Sutro & Co. Incorporated. . . . . . . . . . . . . . . . 40,000
Tucker Anthony Incorporated . . . . . . . . . . . . . . 40,000
Wheat, First Securities, Inc.   . . . . . . . . . . . . 40,000


               Total                                 4,000,000

     The Underwritten Securities shall have the following terms:

                             Common Shares

Title of Securities:  Common Shares.
Number of Shares: 4,000,000 Common Shares, with no par value. Public offering price per share: $21.25.
Purchase price per share:  $20.13.
Number of Option Securities, if any, that may be purchased by the
Underwriters: 600,000
Delayed Delivery Contracts: Not authorized.
Other terms: None.
Closing time, date and location: 10:00 A.M., New York City time,
November 14, 1995, Brown & Wood, One World Trade       Center, New
York, New York  10048.

     All the provisions contained in the document attached as Annex A hereto entitled "New Plan Realty Trust-Common Shares, Preferred Shares, Warrants to Purchase Common Shares and Preferred Shares, Rights to Purchase Common Shares, and Depositary Shares-Underwriting Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

     Please accept this offer no later than 7:00 P.M. (New York City time) on November 8, 1995 by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                    Very truly yours,

                    MERRILL LYNCH, PIERCE, FENNER & SMITH
                                INCORPORATED
                    LEHMAN BROTHERS INC.
                    MORGAN STANLEY & CO. INCORPORATED
                    PAINEWEBBER INCORPORATED
                    PRUDENTIAL SECURITIES INCORPORATED
                    SMITH BARNEY INC.

                    By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                                    INCORPORATED


                    By:   /s/ Tjarda  Clagett
                         Authorized Signatory


                         Acting for themselves and on behalf of
                         the other Underwriters named herein.


Accepted:

NEW PLAN REALTY TRUST


By: /s/ Arnold Laubich
   Name:  Arnold Laubich
   Title: President, Chief Financial Officer